UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, NW, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Mortgage Income Fund (FMY)

Annual Report
For the Year Ended
October 31, 2025

Table of Contents
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2025
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies and Risks section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of October 31, 2025 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$12.06
Common Share Net Asset Value (“NAV”)	$12.88
Premium (Discount) to NAV	(6.37)%
Net Assets Applicable to Common Shares	$54,252,201
Current Distribution per Common Share(1)	$0.0650
Current Annualized Distribution per Common Share	$0.7800
Current Distribution Rate on Common Share Price(2)	6.47%
Current Distribution Rate on NAV(2)	6.06%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	1 Year Ended 10/31/25	5 Years Ended 10/31/25	10 Years Ended 10/31/25	Inception (5/25/05) to 10/31/25
Fund Performance(3)
NAV	9.22%	4.12%	3.82%	5.05%
Market Value	7.00%	4.33%	4.13%	4.47%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	7.32%	0.04%	1.49%	3.05%

(1)
Most recent distribution paid through October 31, 2025. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of October 31, 2025. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE” (Continued)
As of October 31, 2025 (Unaudited)

Portfolio Characteristics
Weighted Average Effective Long Duration	6.3 Years
Weighted Average Effective Short Duration	(0.2) Years

Fund Allocation	% of Net Assets
Mortgage-Backed Securities	55.0%
U.S. Government Agency Mortgage-Backed Securities	29.5
Asset-Backed Securities	9.2
Money Market Funds	5.0
U.S. Government Agency Mortgage-Backed Securities Sold Short	(3.1)
Put Options Purchased	0.0*
Net Other Assets and Liabilities(4)	4.4
Total	100.0%
* Amount is less than 0.1%

Credit Quality(5)	% of Total Investments
AAA	17.1%
AA+	0.6
AA	0.1
AA-	0.5
A	1.9
A-	2.2
BBB+	2.1
BBB	5.9
BBB-	7.2
BB+	1.0
BB	4.6
BB-	3.4
B	1.8
B-	4.4
CCC-	0.0*
CC	0.6
Not Rated	13.7
Agency	30.8
Agency Sold Short	(3.2)
Cash & Cash Equivalents	5.3
Total	100.0%
* Amount is less than 0.1%

(4)
Includes variation margin on futures contracts.
(5)
The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO, of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Agency and U.S. Agency mortgage-backed securities appear under “Agency.” Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2025 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Government & Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Government & Securitized Products Group
Owen Aronson –  Vice President and Portfolio Manager, First Trust Government & Securitized Products Group
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
As the post-pandemic bear market in fixed income continued to fade in the rearview mirror, the bond market spent the 12-month period ended October 31, 2025 grappling with periods of elevated volatility, a re-steepening of the U.S. yield curve, and a Trump Administration pursuing an aggressive tariff agenda. The period began with the reelection of President Trump, and in the wake of expectations for renewed tariffs, higher inflation, and elevated deficit spending, long-dated U.S. yields rose sharply. Once the new Administration took office, it quickly became apparent that policy implementation would be aggressive. Significant tariffs were announced on many of the United States’ major trading partners, prompting an immediate reaction across global risk markets and triggering meaningful volatility. Equity markets experienced double-digit declines, U.S. interest rate markets swung sharply, and credit markets showed early signs of stress as investors reassessed the outlook for economic growth. Over time, however, several of the proposed tariffs were reduced or delayed, allowing room for negotiation and offering markets some relief. Measures of volatility retreated almost as quickly as they had spiked, and risk assets rebounded strongly. Equities, credit, and even high-quality fixed income sectors saw substantial tightening over the following months. As the 2025 calendar moved into the summer months and measures of inflation continued to slowly moderate, attention shifted toward the broader labor market. Signs of underlying softness began to emerge, prompting investors to anticipate additional monetary easing from the Federal Reserve (the “Fed”), which had remained on hold all year after cutting rates by 100 basis points (“bps”) in 2024. Ultimately, the Fed delivered—implementing a 25-basis-point rate cut in September 2025, followed by another in October 2025.
Performance Analysis
Average Annual Total Returns
	1 Year Ended 10/31/25	5 Years Ended 10/31/25	10 Years Ended 10/31/25	Inception (5/25/05) to 10/31/25
Fund Performance(1)
NAV	9.22%	4.12%	3.82%	5.05%
Market Value	7.00%	4.33%	4.13%	4.47%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	7.32%	0.04%	1.49%	3.05%

(1)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2025 (Unaudited)

Performance of a $10,000 Initial Investment
October 31, 2015 - October 31, 2025
$16,000
$14,000
$12,000
$10,000
$8,000
$14,992
$11,594
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
10/31/24
10/31/25
First Trust Mortgage Income Fund
Bloomberg U.S. Mortgage Backed Securities (MBS) Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance. Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
The Fund returned 9.22% net of fees for the 12-month period ended October 31, 2025.
The Fund outperformed its benchmark, the Bloomberg U.S. Mortgage Backed Securities (MBS) Index, which returned 7.32% for the same period.
This 190 bps of net outperformance during the period was due to several factors:
•
Overall, the Fund generated a greater level of income than the benchmark.
•
The Fund maintained overweight allocations to Non-Agency Residential Mortgage-Backed Securities, Commercial Mortgage-Backed Securities, and Asset-Backed Securities sectors which benefitted the Fund’s performance as spreads broadly tightened across securitized credit.
•
The Fund utilized derivatives to manage interest rate and overall yield curve exposures. For the period, the use of derivatives was a net benefit to the Fund as the curve steepened, led by the front end moving lower.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s net asset value (“NAV”). However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.0750 per share and ended at $0.0650 per share. At the $0.0650 per share monthly distribution rate, the annualized distribution rate at October 31, 2025 was 6.06% at NAV and 6.47% at market price. For the 12-month period ended October 31, 2025, 65.33% of the distributions were characterized as ordinary income and 34.67% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2025 distributions will be made after the end of 2025 and will be provided on Form 1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters
Market and Fund Outlook
The Fed, which is currently under significant political pressure to ease funding rates, is faced with elevated inflation and slowing job growth but still decent economic growth. We believe these conditions give the Fed room to be less restrictive but not particularly easy in monetary policy. As such, our base case view is that interest rates are fairly priced with longer maturities more historically attractive due primarily to issuance generated term structure expansion.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Annual Report
October 31, 2025 (Unaudited)
Looking forward, we expect lower funding rates, stable spreads, and stable interest rate volatility with less yield curve movement. This is predicated on a moderately growing economy and very slow inflation improvement. We think accelerating inflation is unlikely as the tariffs are proving to be more of a political issue than an economic one. Further, we have taken notice that the economy is still growing without the traditional labor force expansion, and this could be due to higher capital investment in artificial intelligence-oriented productivity. The corollary may very well be that job production per unit of growth is less and that immigration restrictions are less important to the economy.
We remain committed to identifying compelling value across the full spectrum of credit opportunities within the mortgage and securitized markets, as well as along the U.S. yield curve. With the curve having re-steepened and longer maturities offering improved relative value, we currently favor a neutral to modestly long duration stance versus the benchmark. This positioning reflects not only the enhanced roll-down potential embedded in today’s curve structure, but also the relative cheapness we continue to observe at the long end. Consistent with this outlook, we remain opportunistic purchasers of intermediate- and long-maturity bonds and would look to further extend duration should long-end yields once again approach or surpass the 5.0% threshold. At those levels, we believe real yields offer compelling compensation for prevailing inflation dynamics and, more importantly, for the increasing probability of a decelerating U.S. economy.
At this point in the cycle, we believe maintaining a stable convexity profile is paramount. Our objective is to anchor the portfolio’s duration more reliably relative to the benchmark, fully aware of the meaningful shortening that can occur within mortgage-backed securities (“MBS”) once refinancing activity accelerates.
From an asset-allocation perspective, after several years of attractive valuations in securitized credit, and in light of the recent spread tightening, we have begun to incrementally increase the portfolio’s overall credit quality. We are complementing this shift with selectively adding exposure to Agency MBS and specifically the Agency CMO market, where we see differentiated opportunities. We believe this balanced and deliberately diversified posture can enhance the portfolio’s current yield, supports income generation, strengthens total return potential, and provides durable spread protection for shareholders.
Finally, as an ongoing component of our strategy, the Fund continues to allocate to interest-only mortgage securities to enhance income and economic earnings. We view this approach as highly effective when supported by rigorous security selection and disciplined yield-curve management.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
October 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 55.0%
	Collateralized Mortgage Obligations – 33.2%
	Banc of America Mortgage Trust
$27,308	Series 2002-L, Class 1A1 (a)	3.20%	12/25/32	$23,346
	Citigroup Mortgage Loan Trust
38,593	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (b)	5.75%	09/25/35	39,364
4,142	Series 2009-10, Class 1A1 (a) (c)	5.67%	09/25/33	4,142
	COLT Mortgage Loan Trust
500,000	Series 2021-HX1, Class B3A (a) (c)	4.16%	10/25/66	387,922
	Connecticut Avenue Securities Trust
1,000,000	Series 2024-R02, Class 1B2, 30 Day Average SOFR + 3.70% (b) (c)	7.88%	02/25/44	1,054,768
	Countrywide Home Loan Mortgage Pass-Through Trust
142,379	Series 2006-HYB5, Class 3A1A (a)	4.99%	09/20/36	126,867
	Credit Suisse Mortgage Trust
705,939	Series 2017-FHA1, Class A1 (c)	3.25%	04/25/47	651,837
	Fidelis Mortgage Trust
1,000,000	Series 2025-RTL1, Class B (c)	8.95%	02/27/40	1,021,289
	Galton Funding Mortgage Trust
273,834	Series 2018-2, Class B2 (c)	4.56%	10/25/58	265,375
	GSR Mortgage Loan Trust
1,269	Series 2003-10, Class 1A12 (a)	5.58%	10/25/33	1,218
74,246	Series 2005-AR1, Class 4A1 (a)	3.79%	01/25/35	65,886
	JP Morgan Mortgage Trust
17,572	Series 2006-A2, Class 5A3 (a)	6.42%	11/25/33	17,402
72,640	Series 2015-IVR2, Class A5 (a) (c)	5.89%	01/25/45	72,537
	LHOME Mortgage Trust
1,000,000	Series 2024-RTL1, Class M, steps up to 13.45% on 8/25/2026 (c) (d)	11.95%	01/25/29	1,014,421
800,000	Series 2024-RTL2, Class M, steps up to 13.08% on 10/25/2026 (c) (d)	11.58%	03/25/29	809,911
	MASTR Alternative Loan Trust
3,538,368	Series 2006-2, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.35% (b)	4.46%	03/25/36	315,121
	Onslow Bay Mortgage Loan Trust
510,552	Series 2021-NQM4, Class A1 (c)	1.96%	10/25/61	442,011
	PRET Trust
500,000	Series 2024-RPL1, Class M2 (a) (c)	3.99%	10/25/63	390,452
	PRKCM Trust
1,000,000	Series 2021-AFC1, Class B2 (c)	3.95%	08/25/56	715,318
	PRPM
1,000,000	Series 2025-3, Class A2, steps up to 12.07% on 5/01/2028 (c) (d)	9.07%	05/25/30	1,001,357
	PRPM LLC
1,000,000	Series 2025-6, Class M1 (c)	10.56%	08/25/28	999,831
1,250,000	Series 2025-RPL4, Class M1A, steps up to 4.00% on 5/01/2029 (c) (d)	3.00%	05/25/55	1,116,564
	PRPM Trust
725,000	Series 2024-NQM1, Class M1 (a) (c)	6.71%	12/25/68	734,006
	Redwood Funding Trust
659,830	Series 2025-2, Class A (c)	7.11%	10/25/55	665,720
455,357	Series 2025-3, Class A (c)	6.23%	12/27/56	459,683
255,000	Series 2025-3, Class B (c)	7.75%	12/27/56	257,325
	Residential Accredit Loans, Inc.
64,115	Series 2006-QO1, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.54% (b)	4.65%	02/25/46	32,969
561,502	Series 2006-QS6, Class 1AV, IO (a)	0.77%	06/25/36	14,574
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Residential Asset Securitization Trust
$15,609	Series 2004-A3, Class A7	5.25%	06/25/34	$15,627
	Roc Mortgage Trust
1,000,000	Series 2021-RTL1, Class M (c)	6.68%	08/25/26	992,945
	Starwood Mortgage Residential Trust
733,254	Series 2022-3, Class A1 (c)	4.16%	03/25/67	731,124
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
487	Series 2001-SB1, Class A2	3.38%	08/25/31	485
	Towd Point Mortgage Trust
1,250,000	Series 2017-4, Class B4 (c)	3.65%	06/25/57	999,505
	Verus Securitization Trust
533,000	Series 2021-5, Class B2 (c)	3.94%	09/25/66	419,523
425,000	Series 2021-R2, Class B2 (c)	4.26%	02/25/64	338,022
691,998	Series 2022-1, Class A1, steps up to 3.72% on 1/1/2026 (c) (d)	2.72%	01/25/67	652,231
1,000,000	Series 2025-INV1, Class B2 (c)	6.95%	02/25/70	1,008,626
	Washington Mutual Alternative Mortgage Pass-Through Certificates
8,474	Series 2007-5, Class A11, (1 Mo. CME Term SOFR + CSA) x -6 + 39.48% (e)	14.85%	06/25/37	10,897
	WinWater Mortgage Loan Trust
168,106	Series 2015-3, Class B1 (a) (c)	3.83%	03/20/45	158,435
				18,028,636
	Commercial Mortgage-Backed Securities – 21.8%
	BANK
20,268,398	Series 2017-BNK7, Class XA, IO (a)	0.66%	09/15/60	191,838
11,413,390	Series 2019-BN19, Class XA, IO (a)	0.93%	08/15/61	332,800
8,854,131	Series 2019-BN23, Class XA, IO (a)	0.68%	12/15/52	205,947
5,170,985	Series 2020-BN26, Class XA, IO (a)	1.19%	03/15/63	198,819
	BBCMS Mortgage Trust
864,000	Series 2018-TALL, Class A, 1 Mo. CME Term SOFR + CSA + 0.87% (b) (c)	4.95%	03/15/37	815,860
	Benchmark Mortgage Trust
20,371,051	Series 2018-B5, Class XA, IO (a)	0.45%	07/15/51	203,106
	BWAY Trust
600,000	Series 2025-1535, Class B (a) (c)	7.46%	05/05/42	629,566
	Cali 2024
350,000	Series 2024-Sun, Class D, 1 Mo. CME Term SOFR + 3.63% (b) (c)	7.71%	07/15/41	351,848
	CCRE Commercial Mortgage Securities L.P.
7,533,188	CFCRE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8, Class XA, IO (a)	1.47%	06/15/50	110,969
	CD Commercial Mortgage Trust
8,273,025	Series 2018-CD7, Class XA, IO (a)	0.63%	08/15/51	125,025
	Citigroup Commercial Mortgage Trust
6,214,545	Series 2016-GC37, Class XA, IO (a)	1.59%	04/10/49	62
5,606,903	Series 2016-P4, Class XA, IO (a)	1.89%	07/10/49	25,100
	COMM Mortgage Trust
3,829,000	Series 2015-CCRE26, Class XD, IO (a) (c)	1.14%	10/10/48	38
	Credit Suisse Mortgage Trust
1,000,000	Series 2022-CNTR, Class A, 1 Mo. CME Term SOFR + 3.94% (b) (f)	7.98%	01/09/25	663,546
	CSAIL Commercial Mortgage Trust
250,000	Series 2015-C3, Class B (a)	3.81%	08/15/48	234,774
5,791,083	Series 2020-C19, Class XA, IO (a)	1.09%	03/15/53	205,481
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	FIVE Mortgage Trust
$22,249,046	Series 2023-V1, Class XA, IO (g)	0.67%	02/10/56	$277,913
	Great Wolf Trust
1,000,000	Series 2024-WOLF, Class E, 1 Mo. CME Term SOFR + 3.64% (b) (c)	7.67%	03/15/39	1,010,575
	JP Morgan Chase Commercial Mortgage Securities Trust
18,846,548	Series 2016-JP4, Class XA, IO (a)	0.57%	12/15/49	66,964
242,271	Series 2018-PHH, Class A, 1 Mo. CME Term SOFR + CSA + 1.21% (b) (c)	5.29%	06/15/35	204,566
	Life Mortgage Trust
280,000	Series 2021-BMR, Class D, 1 Mo. CME Term SOFR + CSA + 1.40% (b) (c)	5.55%	03/15/38	278,112
	LSTAR Commercial Mortgage Trust
22,538,955	Series 2017-5, Class X, IO (a) (c)	0.87%	03/10/50	156,538
	MCR Mortgage Trust
885,000	Series 2024-TWA, Class F (c)	10.38%	06/12/39	908,758
	Morgan Stanley Bank of America Merrill Lynch Trust
389,490	Series 2016-C31, Class XA, IO (a)	1.24%	11/15/49	2,292
	Morgan Stanley Capital I Trust
2,180,000	Series 2016-UBS9, Class XD, IO (a) (c)	1.53%	03/15/49	44,707
265,000	Series 2018-MP, Class A (a) (c)	4.28%	07/11/40	252,119
1,320,000	Series 2019-L2, Class C (a)	4.97%	03/15/52	1,157,985
	MSWF Commercial Mortgage Trust
7,569,953	Series 2023-1, Class XA, IO (a)	0.86%	05/15/56	379,967
	NYO Commercial Mortgage Trust
380,000	Series 2021-1290, Class D, 1 Mo. CME Term SOFR + CSA + 2.55% (b) (c)	6.69%	11/15/38	372,360
	SFO Commercial Mortgage Trust
1,102,700	Series 2021-555, Class A, 1 Mo. CME Term SOFR + CSA + 1.15% (b) (c)	5.30%	05/15/38	1,096,311
1,000,000	Series 2021-555, Class D, 1 Mo. CME Term SOFR + CSA + 2.40% (b) (c)	6.55%	05/15/38	989,353
	Wells Fargo Commercial Mortgage Trust
5,305,650	Series 2021-C60, Class XA, IO (a)	1.49%	08/15/54	327,604
				11,820,903
	Total Mortgage-Backed Securities			29,849,539
	(Cost $31,173,718)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 29.5%
	Collateralized Mortgage Obligations – 18.7%
	Federal Home Loan Mortgage Corp.
67,217	Series 2439, Class XI, IO, if 30 Day Average SOFR is less than 7.39%, then 6.50%, otherwise 0.00% (e)	6.50%	03/15/32	7,448
384,014	Series 2975, Class SJ, IO, (30 Day Average SOFR + CSA) x -1 + 6.65% (e)	2.30%	05/15/35	35,444
10,746	Series 3451, Class SB, IO, (30 Day Average SOFR + CSA) x -1 + 6.03% (e)	1.68%	05/15/38	945
152,357	Series 3471, Class SD, IO, (30 Day Average SOFR + CSA) x -1 + 6.08% (e)	1.73%	12/15/36	14,730
2,706	Series 4021, Class IP, IO	3.00%	03/15/27	35
47,593	Series 4057, Class YI, IO	3.00%	06/15/27	731
91,677	Series 4082, Class PI, IO	3.00%	06/15/27	1,354
131,562	Series 4206, Class IA, IO	3.00%	03/15/33	6,946
896,902	Series 4959, Class JF, 30 Day Average SOFR + CSA + 0.45% (b)	4.75%	03/25/50	876,235
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corp. (Continued)
$945,444	Series 4990, Class AF, 30 Day Average SOFR + CSA + 0.40% (b)	4.70%	07/25/50	$921,684
882,892	Series 5004, Class FG, 30 Day Average SOFR + CSA + 0.40% (b)	4.70%	08/25/50	857,657
2,019,017	Series 5179, Class GZ	2.00%	01/25/52	1,158,895
852,997	Series 5350, Class PO, PO	(h)	11/25/53	746,293
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
42,953	Series T-56, Class APO, PO	(h)	05/25/43	41,748
	Federal Home Loan Mortgage Corp., STRIPS
1,428	Series 177, Class IO, IO	7.00%	07/01/26	17
	Federal National Mortgage Association
188	Series 1996-46, Class ZA	7.50%	11/25/26	188
7,875	Series 2002-80, Class IO, IO	6.00%	09/25/32	266
28,857	Series 2003-15, Class MS, IO, (30 Day Average SOFR + CSA) x -1 + 8.00% (e)	3.70%	03/25/33	3,516
33,933	Series 2003-44, Class IU, IO	7.00%	06/25/33	3,971
34,079	Series 2005-6, Class SE, IO, (30 Day Average SOFR + CSA) x -1 + 6.70% (e)	2.40%	02/25/35	2,781
20,276	Series 2007-100, Class SM, IO, (30 Day Average SOFR + CSA) x -1 + 6.45% (e)	2.15%	10/25/37	2,038
112,316	Series 2007-37, Class SB, IO, (30 Day Average SOFR + CSA) x -1 + 6.75% (e)	2.45%	05/25/37	14,248
294,177	Series 2008-17, Class BE	5.50%	10/25/37	295,695
502,168	Series 2010-103, Class ID, IO	5.00%	09/25/40	72,106
26,200	Series 2010-99, Class SG, (30 Day Average SOFR + CSA) x -5 + 25.00% (e)	2.85%	09/25/40	30,063
6,679	Series 2011-81, Class PI, IO	3.50%	08/25/26	9
1,051,226	Series 2012-125, Class MI, IO	3.50%	11/25/42	140,001
16,897	Series 2013-132, Class SW, (30 Day Average SOFR + CSA) x -2.67 + 10.67%, 0.00% Floor (e)	0.00%	01/25/44	13,657
998,682	Series 2013-32, Class IG, IO	3.50%	04/25/33	68,600
1,036,990	Series 2015-20, Class ES, IO, (30 Day Average SOFR + CSA) x -1 + 6.15% (e)	1.85%	04/25/45	133,474
168,142	Series 2016-74, Class LI, IO	3.50%	09/25/46	39,250
1,888,097	Series 2017-109, Class SJ, IO, (30 Day Average SOFR + CSA) x -1 + 6.20% (e)	1.90%	01/25/48	231,025
252,272	Series 2020-47, Class FA, 30 Day Average SOFR + CSA + 0.40% (b)	4.70%	07/25/50	246,693
936,031	Series 2022-69, Class FA, 30 Day Average SOFR + 0.82% (b)	5.00%	10/25/52	925,811
1,046,553	Series 5435, Class BS, (30 Day Average SOFR) x -2 + 11.93% (e)	3.56%	07/25/54	992,554
1,028,527	Series 5502, Class FC, 30 Day Average SOFR + 2.00% (b)	6.00%	02/25/55	1,041,334
	Federal National Mortgage Association, STRIPS
6,965	Series 305, Class 12, IO (g)	6.50%	12/25/29	375
19,141	Series 355, Class 18, IO	7.50%	11/25/33	1,979
347,044	Series 406, Class 6, IO (g)	4.00%	01/25/41	53,588
	Government National Mortgage Association
73,677	Series 2005-33, Class AY	5.50%	04/16/35	73,539
100,694	Series 2007-68, Class PI, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.65% (e)	2.50%	11/20/37	1,569
100,000	Series 2008-2, Class HB	5.50%	01/16/38	101,172
85,716	Series 2008-73, Class SK, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.74% (e)	2.59%	08/20/38	3,674
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$140,602	Series 2013-104, Class YS, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.15% (e)	2.00%	07/16/43	$12,775
2,944,992	Series 2015-158, Class KS, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.25% (e)	2.10%	11/20/45	455,566
78,606	Series 2016-139, Class MZ	1.50%	07/20/45	49,441
171,567	Series 2017-4, Class CZ	3.00%	01/20/47	142,515
145,047	Series 2017-H18, Class DZ (g)	4.61%	09/20/67	138,551
8,045,065	Series 2020-13, Class BT, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.20%, Capped at 0.50% (e)	0.50%	11/20/45	178,147
				10,140,333
	Commercial Mortgage-Backed Securities – 10.8%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
14,500,000	Series K071, Class X3, IO (a)	2.01%	11/25/45	551,226
12,589,940	Series K100, Class X3, IO (a)	1.87%	11/25/47	805,112
4,000,000	Series K110, Class X3, IO (a)	3.37%	06/25/48	520,730
4,326,216	Series K118, Class X3, IO (a)	2.69%	10/25/48	475,635
1,900,000	Series K122, Class X3, IO (a)	2.63%	01/25/49	210,626
3,343,856	Series K128, Class X3, IO (a)	2.78%	04/25/31	415,642
1,831,144	Series K739, Class X3, IO (a)	2.80%	11/25/48	79,349
2,454,000	Series K755, Class X3, IO (a)	5.64%	02/25/31	613,338
1,663,400	Series K757, Class X3, IO (a)	5.55%	10/25/61	439,704
4,571,896	Series KG06, Class X3, IO (a)	2.74%	10/25/31	592,222
	Federal National Mortgage Association, ACES
15,150,000	Series 2019-M29, Class X4, IO (a)	0.70%	03/25/29	278,139
	Freddie Mac Multiclass Certificates
5,572,287	Series 2021-P011, Class X1, IO (a)	1.75%	09/25/45	603,169
	Government National Mortgage Association
4,860,055	Series 2024-32, Class IO, IO (a)	0.70%	06/16/63	246,152
				5,831,044
	Total U.S. Government Agency Mortgage-Backed Securities			15,971,377
	(Cost $17,828,793)
ASSET-BACKED SECURITIES – 9.2%
	Adams Outdoor Advertising LP
1,000,000	Series 2023-1, Class B (c)	8.81%	07/15/53	1,034,975
	CoreVest American Finance Trust
197,580	Series 2021-1, Class A (c)	1.57%	04/15/53	194,581
6,618,393	Series 2021-3, Class XA, IO (a) (c)	2.37%	10/15/54	121,761
	Exeter Automobile Receivables Trust
750,000	Series 2024-1A, Class E (c)	7.89%	08/15/31	778,794
	Gracie Point International Funding LLC
692,000	Series 2024-1A, Class D, 90 Day Average SOFR + 7.15% (b) (c)	11.51%	03/01/28	694,709
500,000	Series 2025-1A, Class D, 30 Day Average SOFR + 4.50% (b) (c)	8.81%	08/15/28	499,755
	Island Finance Trust
500,000	Series 2025-1A, Class B (c)	7.95%	03/19/35	508,125
500,000	Series 2025-1A, Class C (c)	10.00%	03/19/35	510,284
	Mid-State Capital Corp. Trust
34,747	Series 2005-1, Class A	5.75%	01/15/40	34,747
	PAGAYA AI Debt Grantor Trust
266,306	Series 2024-10, Class E (c)	10.41%	06/15/32	273,922
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
ASSET-BACKED SECURITIES (Continued)
	PAGAYA AI Debt Trust
$350,885	Series 2024-3, Class D (c)	9.00%	10/15/31	$353,491
	Total Asset-Backed Securities			5,005,144
	(Cost $4,812,963)

Shares	Description	Value
MONEY MARKET FUNDS – 5.0%
2,738,276	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.94% (i)	2,738,276
	(Cost $2,738,276)

	Total Investments – 98.7%			53,564,336
(Cost $56,553,750)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT – (3.1)%
Pass-through Security – (3.1)%
Fannie Mae or Freddie Mac
(237,000)	Pool TBA (j)	3.50%	12/01/54	(218,351)
(770,000)	Pool TBA (j)	3.00%	12/01/55	(682,292)
(238,000)	Pool TBA (j)	3.50%	01/01/56	(219,329)
(580,000)	Pool TBA (j)	4.50%	12/01/55	(565,077)
	Total Investments Sold Short – (3.1)%			(1,685,049)
(Proceeds $1,683,357)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS – 0.0%
	Put Options Purchased – 0.0%
5	US Treasury Bond Futures Put	$586,563	$95.00	11/21/25	5
	Total Purchased Options				5
	(Cost $794)

Net Other Assets and Liabilities – 4.4%	2,372,909
Net Assets – 100.0%	$54,252,201
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2025
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
10-Year U.S. Treasury Note Futures	Long	41	Dec 2025	$4,619,547	$6,212
CME Ultra Long Term U.S. Treasury Bond Futures	Long	5	Dec 2025	606,407	20,625
Ultra 10 Year US Treasury Note Futures	Long	71	Dec 2025	8,199,391	83,188
US Treasury 2 Year Note Futures	Long	21	Dec 2025	4,373,086	(5,125)
US Treasury 5 Year Note Futures	Long	50	Dec 2025	5,460,547	(8,952)
US Treasury Bond Futures	Long	8	Dec 2025	938,500	15,410
				$24,197,478	$111,358

(a)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(b)	Floating or variable rate security.
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2025, securities noted as such amounted to $29,445,988 or
54.3% of net assets.

(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at October 31, 2025.
(e)	Inverse floating rate security.
(f)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(h)	Zero coupon security.
(i)	Rate shown reflects yield as of October 31, 2025.
(j)	All or portion of this security is part of a mortgage dollar roll agreement (see Note 2K - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
ACES	– Alternative Credit Enhancement Securities
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
PO	– Principal-Only Security
SOFR	– Secured Overnight Financing Rate
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
October 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$29,849,539	$—	$29,849,539	$—
U.S. Government Agency Mortgage-Backed Securities	15,971,377	—	15,971,377	—
Asset-Backed Securities	5,005,144	—	5,005,144	—
Money Market Funds	2,738,276	2,738,276	—	—
Total Investments	53,564,336	2,738,276	50,826,060	—
Purchased Options	5	5	—	—
Futures Contracts*	125,435	125,435	—	—
Total	$53,689,776	$2,863,716	$50,826,060	$—

LIABILITIES TABLE
	Total Value at 10/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Agency Mortgage- Backed Securities Sold Short	$(1,685,049)	$—	$(1,685,049)	$—
Futures Contracts*	(14,077)	(14,077)	—	—
Total	$(1,699,126)	$(14,077)	$(1,685,049)	$—

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$ 53,564,336
Restricted Cash	400,981
Options contracts purchased, at value	5
Receivables:
Investment securities sold	3,422,048
Interest	450,098
Prepaid expenses	5,383
Total Assets	57,842,851
LIABILITIES:
Investments sold short, at value	1,685,049
Payables:
Investment securities purchased	1,741,237
Audit and tax fees	70,129
Investment advisory fees	39,207
Administrative fees	19,552
Shareholder reporting fees	11,177
Variation margin	10,188
Trustees’ fees and expenses	4,139
Legal fees	3,039
Transfer agent fees	1,914
Interest expense on investments sold short	1,898
Custodian fees	1,669
Financial reporting fees	833
Other liabilities	619
Total Liabilities	3,590,650
NET ASSETS	$54,252,201
NET ASSETS consist of:
Paid-in capital	$ 62,114,504
Par value	42,131
Accumulated distributable earnings (loss)	(7,904,434)
NET ASSETS	$54,252,201
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.88
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115
Investments, at cost	$56,553,750
Premiums paid on options contracts purchased	$794
Investments sold short, proceeds	$1,683,357
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Interest	$ 3,486,880
Other	3,712
Total investment income	3,490,592
EXPENSES:
Investment advisory fees	453,609
Audit and tax fees	75,925
Trustees’ fees and expenses	50,241
Administrative fees	46,696
Shareholder reporting fees	38,333
Listing expense	24,589
Transfer agent fees	23,532
Financial reporting fees	9,500
Custodian fees	5,222
Legal fees	4,310
Other	14,614
Total expenses	746,571
NET INVESTMENT INCOME (LOSS)	2,744,021
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	325,914
Purchased options contracts	(9,506)
Written options contracts	5,359
Futures contracts	(558,918)
Net realized gain (loss)	(237,151)
Net change in unrealized appreciation (depreciation) on:
Investments	1,229,506
Purchased options contracts	(789)
Written options contracts	49,545
Futures contracts	770,237
Investments sold short	(1,692)
Net change in unrealized appreciation (depreciation)	2,046,807
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,809,656
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,553,677
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets

	Year Ended 10/31/2025	Year Ended 10/31/2024
OPERATIONS:
Net investment income (loss)	$ 2,744,021	$ 3,922,366
Net realized gain (loss)	(237,151)	1,264,811
Net increase from payment by the advisor	—	908
Net change in unrealized appreciation (depreciation)	2,046,807	2,832,551
Net increase (decrease) in net assets resulting from operations	4,553,677	8,020,636
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,394,577)	(3,734,822)
Return of capital	(1,270,833)	(320,301)
Total distributions to shareholders	(3,665,410)	(4,055,123)
Total increase (decrease) in net assets	888,267	3,965,513
NET ASSETS:
Beginning of period	53,363,934	49,398,421
End of period	$ 54,252,201	$ 53,363,934
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 12.67	$ 11.72	$ 12.09	$ 13.92	$ 14.45
Income from investment operations:
Net investment income (loss)	0.65 (a)	0.93 (a)	0.76 (a)	0.50	0.44
Net realized and unrealized gain (loss)	0.43	0.98 (b)	(0.45)	(1.67)	(0.25)
Total from investment operations	1.08	1.91	0.31	(1.17)	0.19
Distributions paid to shareholders from:
Net investment income	(0.57)	(0.88)	(0.68)	(0.43)	(0.35)
Return of capital	(0.30)	(0.08)	—	(0.23)	(0.37)
Total distributions paid to Common Shareholders	(0.87)	(0.96)	(0.68)	(0.66)	(0.72)
Net asset value, end of period	$12.88	$12.67	$11.72	$12.09	$13.92
Market value, end of period	$12.06	$12.11	$10.88	$11.01	$13.70
Total return based on net asset value (c)	9.22%	17.10%	2.88%	(8.38)%	1.51%
Total return based on market value (c)	7.00%	20.57%	4.88%	(15.22)%	7.74%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 54,252	$ 53,364	$ 49,398	$ 50,929	$ 58,647
Ratio of total expenses to average net assets	1.40%	1.42%	1.36%	1.33%	1.31%
Ratio of net investment income (loss) to average net assets	5.14%	7.39%	6.18%	3.86%	3.11%
Portfolio turnover rate	82%	100%	143%	44%	67%

(a)	Based on average shares outstanding.
(b)	The Fund received a payment from the advisor in the amount of $908, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
October 31, 2025
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price,

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025
if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the fundamental business data relating to the issuer;
 2)
available market prices for the fixed-income security;
 3)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 4)
the type, size and cost of the security;
 5)
the financial statements of the issuer;
 6)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 7)
the information as to any transactions in or offers for the security;
 8)
the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
 9)
the coupon payments;
10)
the quality, value and salability of collateral, if any, securing the security;
11)
the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
12)
the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
13)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2025, the Fund had no when-issued or delayed-delivery securities. At October 31, 2025, the Fund held $1,685,049 of forward purchase-commitments sold short.
C. Restricted Securities
As of October 31, 2025, the Fund held restricted securities as shown in the following table that the Advisor deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees:
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Credit Suisse Mortgage Trust, 7.98%, 01/09/25	03/10/22	$1,000,000	$66.35	$1,000,000	$663,546	1.22%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $400,981 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
E. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts, exchange-listed options on secured overnight financing rate futures contracts and options on interest-rate swap agreements. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund may incur a loss (depending on the original sale price of the option), which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly forecast the movement in prices on futures contracts and the underlying

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025
instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.
For the fiscal year ended October 31, 2025 there was no restricted cash held for options on futures contracts.
F. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
G. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
H. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
I. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
J. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
K. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in to-be-announced transactions (“TBA Transactions”). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025
establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
L. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2025, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $235,832 and a decrease in accumulated net realized gain (loss) of $235,832. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2025 and 2024, was as follows:
Distributions paid from:	2025	2024
Ordinary income	$2,394,577	$3,734,822
Capital gains	—	—
Return of capital	1,270,833	320,301
As of October 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(2,292,768)
Net unrealized appreciation (depreciation)	(5,611,666)
Total accumulated earnings (losses)	(7,904,434)
Other	—
Paid-in capital	62,156,635
Total net assets	$54,252,201
M. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2025, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $2,292,768.
At the taxable year ended October 31, 2025, the Fund utilized $346,572 of its capital loss carryforward.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2025, the Fund had no net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of October 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$57,602,316	$769,344	$(6,381,010)	$(5,611,666)
N. Expenses
The Fund will pay all expenses directly related to its operations.
O. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025, the financial reporting fee was $9,250.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2025, were $24,100,611 and $19,455,054, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2025, were $23,980,627 and $19,377,701, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Options contracts	Interest Rate Risk	Options contracts purchased, at value	$ 5	Options contracts written, at value	$ —
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	125,435	Unrealized depreciation on futures contracts*	14,077
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(9,506)
Written options contracts	5,359
Futures contracts	(558,918)
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(789)
Written options contracts	49,545
Futures contracts	770,237
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2025, which is indicative of the volume of this derivative type was $22,435,649.
During the fiscal year ended October 31, 2025, the premiums for purchased options opened were $10,300, and the premiums for purchased options closed, exercised and expired were $9,506.
During the fiscal year ended October 31, 2025, the premiums for written options opened were $157,421, and the premiums for written options closed, exercised and expired were $186,470.
The Fund does not have the right to offset financial assets and liabilities related to futures and options on futures contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Mortgage Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2025, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned by such foreign shareholders.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended October 31, 2025, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 1, 2025, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 21, 2025. At the Annual Meeting, James A. Bowen, Niel B. Nielson and Bronwyn Wright were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2028. The number of votes cast in favor of Mr. Bowen was 3,259,153 and the number of votes withheld was 60,957. The number of votes cast in favor of Mr. Nielson was 3,198,286 and the number of votes withheld was 121,824. The number of votes cast in favor of Ms. Wright was 1,414,425 and the number of votes withheld was 1,905,685. Denise M. Keefe, Robert F. Keith, Thomas R. Kadlec and Richard E. Erickson are the other current and continuing Trustees.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Mortgage Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor; and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Government & Securitized Products Group is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Government & Securitized Products Group and noted the Board’s prior meetings with members of the Group.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Government & Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (ii) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was above the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund performed equal to the Performance Universe median for the one- and three-year periods ended December 31, 2024, underperformed the Performance Universe median for the five-year period ended December 31, 2024, outperformed the Performance Universe median for the ten-year period ended December 31, 2024 and outperformed the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2024.  The Board also received information on the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Investment Objectives, Policies and Risks
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2025. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital.
Principal Investment Policies
In the pursuit of its investment objectives, under normal market conditions:
•
The Fund invests at least 80% of its managed assets in mortgage-backed securities. Such MBS may include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may also invest in MBS through TBA Transactions. The Fund does not invest in corporate bonds other than those primarily secured by interests in real estate.
•
The Fund may invest up to 35% of its managed assets in securities that, at the time of investment, are rated below investment grade (including securities that are unrated but judged to be of comparable quality by the Advisor).
•
The Fund may invest up to 20% of its managed assets in U.S. government securities, or cash or other short-term instruments, and may invest up to 10% of its managed assets in real-estate related assets collateralized by pools of assets, such as home equity loans and lines of credit, and asset-backed securities, including non-mortgage asset-backed securities.
•
The Fund may invest up to 10% of its managed assets in securities that, at the time of investment, are illiquid.
Percentage limitations described herein are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio.
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund may engage in the use of leverage by issuing preferred shares of beneficial interest, entering into reverse repurchase agreements, and/or issuing notes or other evidences of indebtedness including bank borrowings or commercial paper.
In addition, the Fund may, but is not required to, use various strategic transactions to: (1) seek to reduce interest rate risks arising from any use of leverage; (2) facilitate portfolio management; and (3) mitigate risks, including interest rate risk and credit risks. The Fund generally seeks to use these instruments and transactions as portfolio management or hedging techniques to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund or establish positions in the derivative markets as a substitute for purchasing or selling particular securities.
Fundamental Policies
The Fund, as a fundamental policy, may not:
1.  With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2.  Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to issuers of mortgage-backed securities or obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;
3.  Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
4.  Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 set forth above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;
5.  Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;
6.  Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
7.  Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; and
8.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).
For the purpose of applying the limitation set forth in subparagraph 2 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares of beneficial interest and preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (A) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (B) more than 50% of the Fund’s shares, whichever is less.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risk. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities and are a type of mortgage-backed security.  CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments.  CMO tranches are often specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•
Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•
Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise. Yields on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities, representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property.  These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have

Investment Objectives, Policies and Risks (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.  In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.

Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of such issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process or calculate or disseminate its NAV in a timely manner. The Fund relies on third-parties for a range of services, including custody, valuation, and administration, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

TBA Transactions Risk. The Fund may purchase securities via TBA (To Be Announced) Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

Valuation Risk. The valuation of securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally-sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Board of Trustees and Officers
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Thomas J. Driscoll, Trustee (1961)	• Three Year Term • Since 2025	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	322	None
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	322	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	322
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore, Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	322
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	322	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	322	None

(1)
Currently, James A. Bowen, Niel B. Nielson, and Bronwyn Wright, as Class III Trustees, are serving as trustees until the Fund’s 2028 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders. Thomas J. Driscoll, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2027 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	322	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	322	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Mortgage Income Fund (FMY)
October 31, 2025 (Unaudited)
FIRST TRUST FUNDS PRIVACY POLICY
The First Trust Funds value their relationship with you and consider your privacy a priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information while providing you with the products/services you request or authorize.
SOURCES OF INFORMATION
We collect nonpublic personal information (NPPI) about you through our transfer agents that collect, use and maintain the information needed to administer your account with us. The NPPI is received by the transfer agent from your broker-dealer, investment professional or financial representative on your behalf through applications or other documentation you provide to establish your account with us.
We also collect information when you visit our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
INFORMATION COLLECTED
The type of NPPI we collect through our transfer agent may include your name, address, social security number, date of birth and other NPPI necessary for the transfer agent to administer your account and verify your identity under federal law.
DISCLOSURE OF INFORMATION
We do not disclose, and do not authorize our transfer agents to disclose, NPPI about our consumers, customers or former customers to anyone, except as permitted by law. In addition to using this information to administer your account and verify your identity through our transfer agents, the permitted uses may also include the disclosure of NPPI to other unaffiliated third-parties for the following reasons:
•
To assist us in the distribution of First Trust Fund materials such as trustees, banks, investment advisor or broker-dealer representatives, proxy services, solicitors and printers;
•
If you direct us to do so;
•
When required by law or in other legally limited circumstances, such as to protect your account from fraud.
PROTECTION OF NPPI COLLECTED
The First Trust Funds engage trusted transfer agents who are subject to the Regulation S-P data protection requirements and must protect your NPPI from unauthorized access and use through security measures that comply with federal law.  The First Trust Funds take reasonable measures to review and monitor transfer agent compliance with these requirements and transfer agent cybersecurity and breach risk through third party software and other safeguards.
USE OF WEBSITE ANALYTICS
We currently use third party analytics tools, Google Analytics and Matomo to gather information for purposes of improving our website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make our website better and more useful to our users. The information collected does not include any NPPI unless you voluntarily provide that information through the website for us to contact you in order to answer your questions or respond to your requests. You should not provide NPPI on our website if you do not want your information to be used by these services. To find out how to opt-out of these services click on: Google Analytics and Matomo Analytics Platform.
CONFIDENTIALITY AND SECURITY
Certain employees of our investment advisor, First Trust Advisors L.P. and our distributor, First Trust Portfolios L.P. may have access to information about you but do not receive NPPI. The information accessed is protected using physical, electronic and procedural safeguards.
POLICY UPDATES AND INQUIRIES
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly.
December 2025

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Mortgage Income Fund (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable to the Registrant.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $47,000 for the fiscal year ended 2024 and $47,000 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $30,240 for the fiscal year ended 2024 and $28,840 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $30,240 for the Registrant, $28,080 for the Registrant’s investment advisor and $0 for the Registrant’s distributor; and for the fiscal year ended 2025 were $28,840 for the Registrant, $28,620 for the Registrant’s investment advisor and $0 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable to the Registrant.
(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Registrant’s Annual Report filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of the date of filing of this N-CSR.

Jeremiah Charles

Senior Portfolio Manager

Mr. Charles is a Senior Portfolio Manager and Co-head of the First Trust Government & Securitized Products Group.  At First Trust, he is responsible for the management of the firm’s mortgage, securitized product and multisector bond funds.  Prior to joining First Trust in 2013, Jeremiah spent the majority of his career as a Senior Portfolio Manager at Deerfield Capital Management where he helped manage the Deerfield Mortgage REIT.  In his career, he has also held positions at CRT Capital, where he worked as a Vice President in Securitized Products and at Piper Jaffray, where he began his career in 2003 as an Analyst. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado, and a MS in Real Estate with honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

James Snyder

Senior Portfolio Manager

Mr. Snyder is a Senior Portfolio Manager and Co-head of the First Trust Government & Securitized Products Group.  At First Trust, he is responsible for the management of the firm’s mortgage, securitized product and multisector bond funds.  Prior to joining First Trust in 2013, Jim spent most of his career leading several mortgage trading and portfolio management groups at American Express Financial Advisors, where he managed the AXP Federal Income Fund, and at Deerfield Capital, where he managed Deerfield’s Mortgage REIT and Opportunity Fund.  Additionally, he has held senior positions at Fort Sheridan Advisors and Spyglass Capital after beginning his career in 1983 at Harris Bank. Mr. Snyder holds a B.S. and M.A. in Economics from DePaul University and an MBA from the University of Chicago Booth School of Business.

Owen Aronson

Vice President

Owen Aronson is a Vice President and Portfolio Manager for First Trust. Prior to joining First Trust in 2020, Mr. Aronson worked as Vice President at Neuberger Berman in the Global Securitized Products team where he was involved in the research, trading, and management of securitized risk across a range of fixed income and real estate debt portfolios. Mr. Aronson began his career as an Analyst at Lehman Brothers Asset Management in 2007. Mr. Aronson holds a B.A. in Economics from the University of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2025

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Jeremiah Charles	Registered Investment Companies:	9	$15,396,381,810	0	$0

2. Jim Snyder	Registered Investment Companies:	8	$14,255,571,810	0	$0

3. Owen Aronson	Registered Investment Companies:	8	$14,739,403,830	0	$0

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Government & Securitized Products Group adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of October 31, 2025

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4) Disclosure of Securities Ownership as of October 31, 2025

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Jeremiah Charles	None
James Snyder	None
Owen Aronson	None

(b)	Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies as required by Item 12 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 9, 2026

* Print the name and title of each signing officer under his or her signature.